UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2010

NX GLOBAL, INC.

f/k/a National Energy Services Company, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	0-50089	52-2082372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Winderley Pl, Suite 300, Maitland, FL 32751

(Address of principal executive offices)

Registrant’s telephone number, including area code (305) 753-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) (1) Effective in the market on October 6, 2010

(a) (2) Article 1 Name of the Corporation was changed to NX Global Inc. from National Energy Services Company.

Item 8.01 Other Events

For clarification purposes only there were no other amendments or changes to the stock trading symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NX Global, Inc.
(Registrant)

October 12, 2010

/s/ Robert Zysblat, President
(Signature)

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